UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC.
(Exact name of registrant has specified in its charter)

Nevada	56-2146925
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

6 Shengwang Ave., Qufu, Shandong, China	273100
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
None	N/A

If this form related to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ]

If this form related to the registration of a class of securities pursuant to Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [√]

Securities Act registration statement file number to which this form relates: _______ (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common stock, par value $0.001
(Title of class)

Item 1.                                Description of Registrant’s Securities to be Registered.

A description of the common stock is hereby incorporated by reference to the Post-Effective Amendment No. 1 on Form S-1 to the Registration Statement on Form SB-2, SEC File No. 333-142419.

Item 2.                        Exhibits.

No.	Description
3.1	Articles of Incorporation (1)
3.2	Certificate of Amendment to Articles of Incorporation (2)
3.3	By-Laws (1)
4.1	Form of common stock certificate (1)

(1)	Incorporated by reference to the Form 10-KSB for the fiscal year ended April 30, 2000.
(2)	Incorporated by reference to the Form 8-K/A as filed on July 30, 2004.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC.

March 4, 2009	By:	/s/ Dongdon Lin
Dongdong Lin, Chief Executive Officer